UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 4, 2017

ANDALAY SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

336 Bon Air Ctr. #352

Greenbrae, CA 94904

(Address of principal executive offices)

(408) 402-9400

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Notes

On October 2, 2017, Andalay Solar, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with two existing investors (the “Purchasers”), pursuant to which (i) the Company issued to the Purchasers Senior Secured Convertible Notes in the aggregate principal amount of $312,000 (the “Notes”), for an aggregate purchase price payable in cash before reimbursement of expenses of $240,000, and may issue an additional $260,000 principal amount of Senior Secured Convertible Notes. The Notes are convertible into shares of the Company’s common stock at a conversion price equal to the lesser of (i) $0.002, or (ii) fifty percent (50%) of the lowest Sale Price (as defined) of the common stock for the twenty (20) trading days preceding the conversion date, subject to adjustment (as described in the Notes).

The Notes were issued with a thirty percent (30%) original issue discount and have a maturity date of October 2, 2019 and bear interest at a rate equal to 8% per annum (which interest rate is increased to 18% per annum upon the occurrence of an Event of Default (as defined in the Notes). The Notes contain customary Events of Default.

The Notes contain certain covenants, such as restrictions on the incurrence of indebtedness, the existence of liens, the payment of restricted payments, redemptions, the payment of cash dividends and the transfer of assets. If we fail to timely deliver the shares underlying the Notes, we will be subject to certain buy-in provisions.

In addition, pursuant to the Notes, the Company may not enter into or be party to a Fundamental Transaction (as defined) unless the Successor Entity (as defined in the Notes) assumes in writing all of the obligations of the Company under the Notes pursuant to written agreements in form and substance reasonably satisfactory to the Purchasers and approved by the Purchasers prior to such Fundamental Transaction, including agreements to deliver to the Purchasers in exchange for the Notes and securities of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes.

The Purchasers also received Warrants expiring in five years and exercisable at $1.00 per share to purchase up 1,350,000 shares of the Company’s common stock (the “Warrants”).

The Notes and the Warrants contain certain anti-dilution provisions that apply in connection with any stock split, stock dividend, stock combination, recapitalization, sales of securities below the conversion price of the Notes or exercise price of the Warrants. Furthermore, subject to limited exceptions, a Purchaser will not have the right to convert any portion of the Notes or exercise the Warrants if the Purchaser, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be adjusted upon not less than 61 days’ prior notice to the Company, provided that such Beneficial Ownership Limitation in no event shall exceed 9.99%.

The Securities Purchase Agreement further provides that the Company agrees to enter into a registration rights agreement with and for the benefit of the Purchasers on terms satisfactory to the Purchasers in their sole and absolute discretion.

The use of proceeds from this financing remaining after the Company’s purchase of the R2 Note described below (i.e., $40,000), will be used for general corporate and working capital purposes.

The Company also reimbursed the Purchasers for certain legal fees and expenses related to this private placement.

Security and Guaranties

The Note are secured by a security interest in all of the existing and future assets of the Company and its subsidiaries (the “Collateral”), including a pledge of all of the capital stock of each such subsidiary, for the benefit of the Purchasers to secure the Company’s obligations under the Notes, as evidenced by (i) a Security agreement (the “Security Agreement”) and (ii) a guaranty executed by each of the Company’s subsidiaries pursuant to which the subsidiaries guarantee all obligations of the Company under the Notes and Securities Purchase Agreement. Upon an Event of Default (as defined in the Notes), the Purchasers may, among other things, collect or take possession of the Collateral, proceed with the foreclosure of the security interest in the Collateral or sell, lease or dispose of the Collateral.

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R Squared Technologies, Inc. Note

Concurrent with the above-described private placement, the Company entered into a Securities Purchase Agreement (the “R2 Securities Purchase Agreement”) with R Squared Technologies Inc., a Delaware corporation (“R2”), pursuant to which (i) R2 issued to the Company a Senior Secured Convertible Note in the aggregate principal amount of $222,222.22 (the “R2 Note”), for an aggregate purchase price payable in cash before reimbursement of expenses of $200,000, and may issue an additional $222,222.22 principal amount of Senior Secured Convertible Notes. The R2 Note is convertible into shares of the R2’s common stock at a conversion price of $1.00, subject to adjustment (as described in the R2 Note). The R2 Note is secured by a security interest in all of the existing and future assets of R2 and its subsidiaries (the “R2 Collateral”), including a pledge of all of the of the capital stock of each such subsidiary, for the benefit of the Company to secure its obligations under the R2 Note, as evidenced by (i) a Security agreement (the “R2 Security Agreement”) and (ii) a guaranty executed by each of R2’s subsidiaries pursuant to which the subsidiaries guarantee all obligations of R2 under the R2 Note and R2 Securities Purchase Agreement. Upon an Event of Default (as defined in the R2 Note), the Company may, among other things, collect or take possession of the R2 Collateral, proceed with the foreclosure of the security interest in the R2 Collateral or sell, lease or dispose of the R2 Collateral.

Pursuant to the Securities Purchase Agreement entered into with the Purchasers, the Purchasers have the right to exchange the Notes issued to them by the Company for an equivalent amount of any securities issued by R2 to the Company, including, the R2 Note held by the Company.

The foregoing description of the terms of the Securities Purchase Agreement, the Notes, the Warrants, the Security Agreement, the R2 Securities Purchase Agreement, the R2 Note and the R2 Security Agreement, do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

The transactions contemplated by the Securities Purchase Agreement closed and funded on October 4, 2017.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Notes and the Warrants were, and any shares of common stock underlying the Notes and Warrants will be, issued in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. The Purchasers represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Notes and Warrants and any shares of common stock underlying the Notes and Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy Notes, Warrants or shares of common stock or any other securities of the Company.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit 4.1	Secured Convertible Notes, dated October 2, 2017, issued by the Company.

Exhibit 4.2	Warrants, dated October 2, 2017, issued by the Company.

Exhibit 10.1	Securities Purchase Agreement, dated October 2, 2017, by and among the Company and the investors.

Exhibit 10.2	Security Agreement, dated October 2, 2017, by and among the Company, Akeena, Andalay CA, R2 Acquisition and R Squared Technologies, Inc.

Exhibit 10.3	Securities Purchase Agreement, dated October 2, 2017, by and between the Company and R Squared Technologies, Inc.

Exhibit 10.4	Secured Convertible Note, dated October 2, 2017, issued by R Squared Technologies, Inc.

Exhibit 10.5	Security Agreement, dated October 2, 2017, by and among R Squared Technologies, Inc., its subsidiaries and the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDALAY SOLAR, INC.

Date: October _, 2017	By:	/s/ Edward Bernstein
	Name:	Edward Bernstein
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit 4.1	Secured Convertible Notes, dated October 2, 2017, issued by the Company.

Exhibit 4.2	Warrants, dated October 2, 2017 issued by the Company.

Exhibit 10.1	Securities Purchase Agreement, dated October 2, 2017, by and among the Company and the investors.

Exhibit 10.2	Security Agreement, dated October 2, 2017, by and among the Company, Akeena, Andalay CA, R2 Acquisition and R Squared Technologies, Inc.

Exhibit 10.3	Securities Purchase Agreement, dated October 2, 2017, by and between the Company and R Squared Technologies, Inc.

Exhibit 10.4	Secured Convertible Note, dated October 2, 2017, issued by R Squared Technologies, Inc.

Exhibit 10.5	Security Agreement, dated October 2, 2017, by and among R Squared Technologies, Inc., its subsidiaries and the Company.

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